Number                    DOCTORSURF.COM, INC.                            Shares
                           Internet Medicine
Common Stock                                        CUSIP 25614V 10 6

                 Incorporated Under the Laws of the State of
                              Florida               See Reverse Side for Certain
                                                    Definitions


THIS CERTIFIES THAT


IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 of DoctorSurf.com, Inc., a corporation incorporated under the laws of the State of Florida, transferable on the books of DoctorSurf.com, Inc. in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valie until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, DoctorSurf.com, Inc. has caused this Certificate to be executed by the the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of DoctorSurf.com, Inc.


DoctorSurf.com, Inc.
Corporate
Seal
1999
Florida

Dated:

/s/ Jugal K. Taneja                                       /s/ Rakesh K. Sharma
    Secretary                                                 President

--------------------------------
Controller: DoctorSurf.com, Inc.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, POWERS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as tenants
          in common



UNIF GIFT MIN ACT-D                    Custodian
                    ------------------           --------------
                         (Cust)                      (Minor)
                    under Uniform Gifts to Minors
                    Act
                       ---------------------------------
                                    (State)


    Additional abbreviations may also be used though not in the above list.

         For value received,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------

--------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
     --------------------------------------

                             NOTICE:
                                    --------------------------------------------
                                    THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.



            SIGNATURE(S) GUARANTEED:
                                    --------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.